CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying quarterly report on Form 10-QSB of Gaofeng Gold, Corp. for the quarter ended July 31, 2004, I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1)

the Quarterly Report on Form 10-QSB of Gaofeng Gold, Corp. for the quarter ended July 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

the information contained in the Quarterly Report on Form 10-QSB for the quarter ended July 31, 2004, fairly presents in all material respects, the financial condition and results of operations of Gaofeng Gold, Corp.

/s/ Frank Mashburn
By: _____ ___________________
Name: Frank Mashburn
Title: President
Date: September 10, 2004

/s/ Karl Harz
By: ________________________
Name: Karl Harz
Title: Chief Financial Officer
Date: September 10, 2004